AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (A DELAWARE CORPORATION)

                     *     *     *     *     *

                         TABLE OF CONTENTS

                       AMENDED AND RESTATED
                        CORPORATE BYLAWS OF
                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware corporation)



SECTION   SUBJECT MATTER                     PAGE


               ARTICLE :  NAME AND OFFICES

 .         Name ................................................1
 .         Registered Office and Agent..........................1
          ()   Registered Office...............................1
          ()   Registered Agent................................1
          ()   Change of Registered Office or Agent............1
 .         Other Offices........................................2


               ARTICLE :  STOCKHOLDERS

 .         Place of Meetings....................................2
 .         Annual Meetings......................................2
 .         Special Meetings.....................................2
 .         Notice ..............................................2
 .         Voting List..........................................3
 .         Quorum 4
 .         Requisite Vote.......................................4
 .         Withdrawal of Quorum.................................5
 .         Voting at Meetings...................................5
          ()   Voting Power....................................5
          ()   Exercise of Voting Power; Proxies...............5
          ()   Election of Directors...........................5
 .         Record Date..........................................6
 .         Action Without Meetings..............................6
 .         Record Date for Action Without Meeting...............7
 .         Preemptive Rights....................................8


               ARTICLE :  DIRECTORS

 .         Management Powers....................................8
 .         Number and Qualification.............................9
 .         Election and Term....................................9
 .         Voting on Directors..................................9
 .         Vacancies and New Directorships......................9
 .         Removal 10
 .         Meetings 10
          ()   Place...........................................10
          ()   Annual Meeting..................................11
          ()   Regular Meetings................................11
          ()   Special Meetings................................11
          ()   Notice and Waiver of Notice.....................11
          ()   Quorum..........................................11
          ()   Requisite Vote..................................11
 .         Action Without Meetings..............................12
 .         Committees...........................................12
          ()   Designation and Appointment.....................12
          ()   Members; Alternate Members; Term................12
          ()   Authority.......................................12
          ()   Records.........................................12
          ()   Change in Number................................12
          ()   Vacancies.......................................13
          ()   Removal.........................................13
          ()   Meetings........................................13
          ()   Quorum; Requisite Vote..........................13
          ()   Compensation....................................13
          ()   Action Without Meetings.........................13
          ()   Responsibility..................................13
 .         Compensation.........................................13
 .         Maintenance of Records...............................14
 .         Interested Directors and Officers....................14

               ARTICLE :  NOTICES

 .         Method of Notice.....................................15
 .         Waiver 15


               ARTICLE :  OFFICERS AND AGENTS

 .         Designation..........................................16
 .         Election of Officers.................................16
 .         Qualifications.......................................16
 .         Term of Office.......................................16
 .         Authority 17
 .         Removal 17
 .         Vacancies 17
 .         Compensation.........................................17
 .         Chairman of the Board................................17
 .         Vice Chairman........................................18
 .         Chief Executive Officer..............................18
 .         Executive President..................................19
 .         Chief Operating Officer..............................19
 .         President 19
 .         Vice Presidents......................................20
 .         Secretary 20
 .         Assistant Secretaries................................21
 .         Treasurer 21
 .         Assistant Treasurers.................................22


               ARTICLE :  INDEMNIFICATION

 .         Mandatory Indemnification............................22
 .         Determination of Indemnification.....................23
 .         Advance of Expenses..................................24
 .         Permissive Indemnification...........................25
 .         Nature of Indemnification............................25
 .         Insurance 25
 .         Notice 27


               ARTICLE :  STOCK CERTIFICATES AND
                           TRANSFER REGULATIONS

 .         Description of Certificates..........................27
 .         Entitlement to Certificates..........................28
 .         Signatures...........................................28
 .         Issuance of Certificates.............................28
 .         Payment for Shares...................................29
          ()   Consideration...................................29
          ()   Valuation.......................................29
          ()   Effect..........................................29
          ()   Allocation of Consideration.....................29
 .         Subscriptions........................................29
 .         Record Date..........................................29
 .         Registered Owners....................................30
 .         Lost, Stolen or Destroyed Certificates...............31
          ()   Proof of Loss...................................31
          ()   Timely Request..................................31
          ()   Bond............................................31
          ()   Other Requirements..............................31
 .         Registration of Transfers............................31
          ()   Endorsement.....................................31
          ()   Guaranty and Effectiveness of Signature.........32
          ()   Adverse Claim...................................32
          ()   Collection of Taxes.............................32
          ()   Additional Requirements Satisfied...............32
 .         Restrictions on Transfers and Legends
          on Certificates......................................32
          ()   Shares in Classes or Series.....................32
          ()   Restriction on Transfer.........................32
          ()   Unregistered Securities.........................33


               ARTICLE :  GENERAL PROVISIONS

 .         Dividends 33
          ()   Declaration and Payment.........................34
          ()   Record Date.....................................34
 .         Reserves 34
 .         Books and Records....................................34
 .         Annual Statement.....................................35
 .         Contracts and Negotiable Instruments.................35
 .         Fiscal Year..........................................35
 .         Corporate Seal.......................................36
 .         Resignations.........................................36
 .         Amendment of Bylaws..................................36
 .         Construction.........................................36
 .         Telephone Meetings...................................36
 .         Table of Contents; Captions..........................37

                       AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware Corporation)



                             ARTICLE

                         NAME AND OFFICES

     .    NAME.    The   name  of  the  Corporation  is  PILGRIM'S  PRIDE

CORPORATION, hereinafter referred to as the "Corporation."

     .    REGISTERED OFFICE  AND AGENT.  The Corporation shall establish,

designate and continuously maintain  a registered office and agent in the

State of Delaware, subject to the following provisions:

          ()   REGISTERED OFFICE.  The  Corporation  shall  establish and continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as its place of business.

          () REGISTERED AGENT. The Corporation shall designate and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office.

          () CHANGE OF REGISTERED OFFICE OR AGENT. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Delaware of a statement setting forth the facts required by law, and executed for the Corporation by its Executive President, President, a Vice President or other duly authorized officer.


     .    OTHER OFFICES.  The Corporation  may  also have offices at such other places within and without the State of Delaware  as  the  Board  of

Directors  may,  from  time  to  time,  determine  the  business  of  the

Corporation may require.

                             ARTICLE

                           STOCKHOLDERS

     .    PLACE  OF  MEETINGS.   Each  meeting of the stockholders of the

Corporation is to be held at the principal  offices of the Corporation or at such other place, either within or without  the  State of Delaware, as may  be  specified  in  the notice of the meeting or in a  duly  executed waiver of notice thereof.

     .    ANNUAL MEETINGS.   The  annual  meeting of the stockholders for

the election of Directors and for the transaction  of such other business as may properly come before the meeting shall be held  within one hundred twenty (120) days after the close of the fiscal year of  the  Corporation on  a  day  during  such period to be selected by the Board of Directors;

provided, however, that the failure to hold the annual meeting within the designated period of  time  or  on  the  designated date shall not work a forfeiture or dissolution of the Corporation.

     .    SPECIAL MEETINGS.  Special meetings  of  the  stockholders, for any  purpose  or  purposes,  may  be  called  by  the Board of Directors,

Chairman  of the Board, Chief Executive Officer, Executive  President  or

President.   The  notice  of a special meeting shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such  special  meeting of stockholders,  and  shall  be  limited  to  the purposes stated in the notice therefor.

     .    NOTICE.   Written  or printed notice of the meeting stating the

place, day and hour of the meeting, and in the case of a special meeting,

the  purpose  or purposes for which  the  meeting  is  called,  shall  be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of  the Board of  Directors,  Chairman  of  the  Board,  Chief  Executive

Officer,   Executive   President,   President,   or  Secretary,  to  each

stockholder of record entitled to vote at such meeting  as  determined in accordance  with the provisions of Section 2.10 hereof.  If mailed,  such notice shall  be  deemed  to  be  delivered  when deposited in the United

States Mail, with postage thereon prepaid, addressed  to  the stockholder entitled thereto at his address as it appears on the stock transfer books of the Corporation.

     .    VOTING LIST.  The officer or agent having charge and custody of the stock transfer books of the Corporation, shall prepare,  at least ten

(10)  days  before each meeting of stockholders, a complete list  of  the stockholders  entitled  to vote at such meeting, arranged in alphabetical order and showing the address  of  each  stockholder  and  the  number of

shares   having   voting  privileges  registered  in  the  name  of  each

stockholder.   Such  list  shall  be  open  to  the  examination  of  any stockholder, for  any  purpose  germane  to  the meeting, during ordinary business hours for a period of not less than ten  (10) days prior to such meeting either at the principal office of the Corporation  or  at a place within  the  city  where the meeting is to be held, which place shall  be specified in the notice  of  the meeting, or, if not so specified, at the place where the meeting is to  be held.  Such list shall also be produced and kept open at the time and place  of  the meeting and shall be subject to  the  inspection of any stockholder during  the  entire  time  of  the

meeting.   The  original  stock  ledger  or transfer book, or a duplicate thereof, shall be prima facie evidence as to identity of the stockholders entitled to examine such list or stock ledger  or  transfer  book  and to vote at any such meeting of the stockholders.  The failure to comply with the  requirements  of  this  Section shall not affect the validity of any action taken at said meeting.

     .    QUORUM.  The holders of a majority of the shares of the capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall be requisite  and  shall constitute a quorum at all meetings of the stockholders for the transaction  of  business except as  otherwise  provided  by statute, the Certificate of Incorporation  or

these  Bylaws.   If,  however,  such  quorum  shall  not  be  present  or

represented at any such  meeting  of  the  stockholders, the stockholders entitled to vote thereat, present in person,  or  represented  by  proxy,

shall  have  the power to adjourn the meeting, from time to time, without notice other than  announcement  at  the meeting, until a quorum shall be present or represented.  At such reconvened  meeting  at  which  a quorum shall  be  present  or  represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment  is  for  more  than  thirty  (30)  days,  or  if  after  the adjournment a new record date  is  fixed  for  the  reconvened meeting, a notice  of  said meeting shall be given to each stockholder  entitled  to vote at said meeting.

     .    REQUISITE  VOTE.   If  a  quorum is present at any meeting, the

vote of the holders of a majority of  the  outstanding  shares of capital stock  having  voting power, present in person or represented  by  proxy,

shall determine  any  question  brought  before  such meeting, unless the question is one upon which, by express provision of  the  Certificate  of

Incorporation  or of these Bylaws, a different vote shall be required, in

which  case  such   express   provision  shall  govern  and  control  the

determination of such question.

     .    WITHDRAWAL OF QUORUM.   If  a  quorum is present at the time of

commencement  of  any  meeting, the stockholders  present  at  such  duly convened meeting may continue to transact any business which may properly come before said meeting  until  adjournment thereof, notwithstanding the withdrawal  from such meeting of sufficient  holders  of  the  shares  of capital stock  entitled  to  vote  thereat  to  leave  less than a quorum remaining.

     .    VOTING AT MEETING.  Voting at meetings of stockholders shall be

conducted   and  exercised  subject  to  the  following  procedures   and

regulations:

          () VOTING POWER. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each holder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, except to the extent otherwise specified by the Certificate of Incorporation or Certificate of Designations pertaining to a series of preferred stock.

          () EXERCISE OF VOTING POWER; PROXIES. Each stockholder entitled to vote at a meeting or to express consent or dissent to corporate action in writing without a meeting may vote either in person or authorize another person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid, voted or acted upon after the expiration of three (3) years from the date of execution of such written instrument of appointment, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee; (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted;
     (c) a creditor of the Corporation who extended its credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under Section 218 of the General Corporation Law of Delaware, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

          ()   ELECTION OF DIRECTORS.   In  all  elections  of  Directors
     cumulative voting shall be prohibited.


     .    RECORD  DATE.   As  more  specifically  provided in Article  7,

Section 7.7 hereof, the Board of Directors may fix  in  advance  a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date shall not precede the  date upon which the resolution fixing the record date is adopted  by the Board  of Directors, and which record date shall not be less than ten

(10) nor more than sixty (60) days prior to such meeting.  In the absence of any action  by  the  Board  of  Directors  fixing the record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice of the meeting is  given, or, if notice is waived, at the close of business on the day before the meeting is held.

     .    ACTION WITHOUT MEETINGS.  Any action permitted  or  required to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or  consents  in  writing,  setting  forth the action so taken, shall  be signed by the holder or holders of the  outstanding stock having not less than the minimum number of votes that would  be necessary to authorize or take  such  action  at  a meeting at which all shares  entitled  to  vote thereon were present and  voted,  and such written consent shall have the same force and effect as the requisite  vote of the stockholders thereon.

Any such executed written consent, or an  executed  counterpart  thereof,

shall  be  placed  in  the minute book of the Corporation.  Every written consent shall bear the date  of  signature  of each stockholder who signs the consent.  No written consent shall be effective  to  take  the action that  is the subject of the consent unless, within sixty (60) days  after the date  of  the  earliest dated consent delivered to the Corporation in the manner required  under  Section  2.12  hereof,  a consent or consents signed  by  the holders of the minimum number of shares  of  the  capital stock issued  and  outstanding  and  entitled  to vote on and approve the action  that  is  the  subject  of  the  consent  are  delivered  to  the

Corporation.  Prompt notice of the taking of any action  by  stockholders without a meeting by less than unanimous written consent shall  be  given to those stockholders who did not consent in writing to the action.

     .    RECORD  DATE FOR ACTION WITHOUT MEETINGS.  Unless a record date shall have previously  been fixed or determined by the Board of Directors as provided in Section 2.10  hereof,  whenever  action by stockholders is proposed  to  be  taken  by  consent  in  writing without  a  meeting  of stockholders,  the  Board of Directors may fix  a  record  date  for  the purpose of determining  stockholders  entitled to consent to that action,

which record date shall not precede, and  shall not be more than ten (10)

days after, the date upon which the resolution  fixing the record date is adopted by the Board of Directors.  If no record  date  has been fixed by the Board of Directors and the prior action of the Board  of Directors is not required by statute or the Certificate of Incorporation,  the  record date for determining stockholders entitled to consent to corporate action in  writing  without  a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation  by  delivery  to its registered office, its principal place of business, or an officer or  agent  of  the Corporation having  custody  of  the  books  in  which  proceedings  of  meetings  of stockholders are recorded.  Delivery shall be by hand or by certified  or registered mail, return receipt requested.  Delivery to the Corporation's principal place of business shall be addressed to the Executive President or  principal  executive  officer  of the Corporation.  If no record date shall have been fixed by the Board of  Directors  and prior action of the

Board  of  Directors  is  required  by  statute,  the  record   date  for

determining  stockholders  entitled  to  consent  to corporate action  in writing without a meeting shall be at the close of business on the day on which  the  Board  of  Directors  adopts a resolution taking  such  prior action.

     .    PREEMPTIVE RIGHTS.  No holder of shares of capital stock of the

Corporation  shall,  as  such holder,  have  any  right  to  purchase  or subscribe for any capital  stock  of  any class which the Corporation may issue or sell, whether or not exchangeable  for  any capital stock of the

Corporation  of  any  class or classes, whether issued  out  of  unissued shares authorized by the Certificate of Incorporation, as amended, or out of shares of capital stock  of  the  Corporation acquired by it after the issue thereof; nor shall any holder of  shares  of  capital  stock of the

Corporation,  as  such  holder,  have  any right to purchase, acquire  or subscribe  for any securities which the Corporation  may  issue  or  sell whether or not  convertible  into  or  exchangeable for shares of capital stock of the Corporation of any class or  classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders  thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

                             ARTICLE

                             DIRECTORS

     .    MANAGEMENT  POWERS.   The powers of the  Corporation  shall  be

exercised by or under the authority  of,  and the business and affairs of the Corporation shall be managed under the  direction  of,  its  Board of

Directors  which  may exercise all such powers of the Corporation and  do all such lawful acts and things as are not by statute, the Certificate of

Incorporation or these  Bylaws  directed  or  required to be exercised or done by the stockholders.

     .    NUMBER AND QUALIFICATION.  The Board of Directors shall consist of not less than one (1) member.  The number of Directors shall initially be fixed by the incorporator and thereafter from  time  to  time  by  the

Board  of  Directors.   Directors  need  not be residents of the State of

Delaware  nor  stockholders  of  the Corporation.   Each  Director  shall

qualify as a Director following election  as  such  by agreeing to act or acting in such capacity.  The number of Directors shall be fixed, and may be increased or decreased, from time to time by resolution  of  the Board of  Directors without the necessity of a written amendment to the  Bylaws of the  Corporation; provided, however, no decrease shall have the effect of shortening the term of any incumbent Director.

     .    ELECTION  AND  TERM.   Members  of the Board of Directors shall

hold  office  until  the  annual  meeting  of  the  stockholders  of  the

Corporation  and  until  their  successors shall have  been  elected  and

qualified.   At  the annual meeting  of  stockholders,  the  stockholders entitled to vote in  an  election  of  Directors shall elect Directors to hold office until the next succeeding annual meeting of the stockholders.

Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and  qualified  or  until his death,

resignation or removal, if earlier.

     .    VOTING ON DIRECTORS.  Directors shall be elected by the vote of the holders of a plurality of the shares entitled to vote in the election of  Directors  and  represented  in  person  or by proxy at a meeting  of stockholders  at  which a quorum is present.  Cumulative  voting  in  the election of Directors is expressly prohibited.

     .    VACANCIES  AND  NEW DIRECTORSHIPS.  Vacancies and newly created directorships resulting from  any  increase  in  the authorized number of

Directors elected by all the stockholders having the  right  to vote as a single class may be filled by the affirmative vote of a majority  of  the

Directors  then  in  office,  although  less  than a quorum, or by a sole remaining Director, or by the requisite vote of  the  stockholders  at an annual  meeting  of  the  stockholders  or  at  a  special meeting of the stockholders called for that purpose, and the Directors  so elected shall

hold  office  until their successors are elected and qualified.   If  the

holders of any  class  or  classes  of  stock  or  series of stock of the

Corporation  are  entitled  to  elect  one  or  more  Directors   by  the

Certificate of Incorporation or Certificate of Designations applicable to such  class or series, vacancies and newly created directorships of  such class or  classes  or series may be filled by a majority of the Directors elected by such class  or classes or series thereof then in office, or by a sole remaining Director  so elected, and the Directors so elected shall hold office until the next election of the class for which such Directors shall have been chosen, and  until  their successors shall be elected and qualified.  For purposes of these Bylaws, a "vacancy" shall be defined as an unfilled directorship arising by virtue  of  the death, resignation or removal of a Director theretofore duly elected to  serve in such capacity in accordance with the relevant provisions of these Bylaws.

     .    REMOVAL.   Any Director may be removed either  for  or  without

cause at any duly convened  special or annual meeting of stockholders, by

the  affirmative  vote  of  a  majority   in  number  of  shares  of  the

stockholders present in person or by proxy at any meeting and entitled to vote for the election of such Director, provided  notice  of intention to act  upon  such  matter shall have been given in the notice calling  such meeting.

     .    MEETINGS.  The meetings of the Board of Directors shall be held and conducted subject to the following regulations:

          () PLACE. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Delaware, as may be specified in the respective notices, or waivers of notice, thereof.

          () ANNUAL MEETING. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either within or without the State of Delaware), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

          () REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

          () SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer, Executive President or President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram, telex or facsimile transmission and delivery. Special meetings of the Board of Directors shall be called by the Chairman of the Board, Executive President or Secretary in like manner and on like notice on the written request of two (2) Directors.

          () NOTICE AND WAIVER OF NOTICE. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          () QUORUM. At all meetings of the Board of Directors, a majority of the number of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          () REQUISITE VOTE. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Certificate of Incorporation or these Bylaws.

     .    ACTION WITHOUT MEETINGS.  Unless otherwise  restricted  by  the

Certificate  of  Incorporation  or  these  Bylaws, any action required or permitted by law to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without  a  meeting, if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written  consent is filed in the minutes or proceedings of the Board of Directors or committee.

     .    COMMITTEES.  Committees designated and appointed  by  the Board of  Directors  shall  function  subject  to  and  in  accordance with the following regulations and procedures:

          () DESIGNATION AND APPOINTMENT. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

          () MEMBERS; ALTERNATE MEMBERS; TERMS. Each committee thus designated and appointed shall consist of one or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the Chief Executive Officer of the Company. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

          () AUTHORITY. Each committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

          ()   RECORDS.   Each  such  committee  shall  keep and maintain
     regular records or minutes of its meetings and report the same to the Board of Directors when required.

          () CHANGE IN NUMBER. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

          () VACANCIES. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this
     Section 3.9.

          () REMOVAL. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

          ()   MEETINGS.   The  time,  place  and  notice  (if  any)   of
     committee meetings shall be determined by the members of such committee.

          () QUORUM; REQUISITE VOTE. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

          ()   COMPENSATION.  Appropriate compensation  for  members  and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section
     3.10 hereof.

          () ACTION WITHOUT MEETINGS. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

          () RESPONSIBILITY. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.


     .    COMPENSATION.   By  appropriate  resolution  of  the  Board  of

Directors,  the Directors may be reimbursed their expenses,  if  any,  of attendance at  each  meeting  of the Board of Directors and may be paid a fixed sum (as determined from time  to  time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board

of Directors or a stated salary as Director,  or  both.   No such payment

shall  preclude  any  Director  from  serving the Corporation in  another

capacity  and receiving compensation therefor.   Members  of  special  or

standing committees  may,  by  appropriate  resolution  of  the  Board of

Directors,  be allowed similar reimbursement of expenses and compensation for attending committee meetings.

     .    MAINTENANCE  OF  RECORDS.  The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the  State  of  Delaware  or  at  such place or places as they may, from time to time, determine.

     .    INTERESTED  DIRECTORS  AND  OFFICERS.   No  contract  or  other

transaction  between the Corporation and one or more of its Directors  or officers, or between the Corporation and any firm of which one or more of its Directors  or officers are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or  more  of  its  Directors  or  officers are stockholders,

members,  directors,  officers,  or  employees,  or  in  which  they  are interested, shall be void or voidable solely for this  reason,  or solely because  of  the  presence  of  such Director or Directors or officer  or officers at the meeting of the Board  of  Directors  of  the Corporation,

which  acts  upon, or in reference to, such contract, or transaction,  if

(a)  the material  facts  of  such  relationship  or  interest  shall  be disclosed  or  known to the Board of Directors and the Board of Directors shall, nevertheless  in  good  faith,  authorize, approve and ratify such contract or transaction by a vote of a majority of the Directors present,

such  interested  Director  or Directors to  be  counted  in  determining whether a quorum is present,  but  not  to  be counted in calculating the majority of such quorum necessary to carry such  vote;  (b)  the material facts  of such relationship or interest as to the contract or transaction are disclosed  or are known to the stockholders entitled to vote thereon,

and the contract or transaction is specifically approved in good faith by the vote of the  stockholders; or (c) the contract or transaction is fair to the Corporation  as of the time it is authorized, approved or ratified by the Board of Directors,  a committee thereof or the stockholders.  The provisions of this Section shall  not  be  construed  to  invalidate  any contract  or  other  transaction which would otherwise be valid under the common and statutory law applicable thereto.

                             ARTICLE

                              NOTICES

     .    METHOD OF NOTICE.  Whenever under the provisions of the General

Corporation Law of Delaware  or of the Certificate of Incorporation or of

these  Bylaws,  notice  is required  to  be  given  to  any  Director  or stockholder, it shall not  be construed to mean personal notice, but such notice may be given in writing  and  delivered  personally,  through  the

United  States  mail,  by  a recognized delivery service (such as Federal

Express)  or  by  means of telegram,  telex  or  facsimile  transmission,

addressed to such Director  or  stockholder,  at  his address or telex or facsimile transmission number, as the case may be,  as  it appears on the records of the Corporation, with postage and fees thereon  prepaid.  Such notice  shall  be deemed to be given at the time when the same  shall  be deposited in the  United  States Mail or with an express delivery service or when transmitted by telex  or  facsimile  transmission  or  personally delivered, as the case may be.

     .    WAIVER.   Whenever any notice whatever is required to be  given

under the provisions  of the General Corporation Law of Delaware or under the provisions of the Certificate  of  Incorporation  or  these Bylaws, a waiver  thereof  in  writing signed by the person or persons entitled  to such notice, whether before  or  after  the time stated therein, shall be

deemed  equivalent  to  the giving of such notice.   Attendance  by  such

person  or persons, whether  in  person  or  by  proxy,  at  any  meeting requiring  notice  shall  constitute  a waiver of notice of such meeting,

except where such person attends the meeting  for  the express purpose of objecting to the transaction of any business because  the  meeting is not lawfully called or convened.

                             ARTICLE

                        OFFICERS AND AGENTS

     .    DESIGNATION.  The officers of the Corporation shall  be  chosen by the Board of Directors and shall consist of the offices of:

          ()   Chairman  of the Board, Chief Executive Officer, Executive
     President, President, Vice President, Treasurer and Secretary; and

          ()   Such other  offices  and  officers  (including one or more additional Vice Presidents) and assistant officers and agents as the Board of Directors shall deem necessary.

     .    ELECTION  OF  OFFICERS.   Each  officer designated  in  Section

5.1(a)  hereof  shall  be  elected  by  the Board  of  Directors  on  the expiration of the term of office of such  officer, as herein provided, or

whenever  a  vacancy  exists  in  such office.   Each  officer  or  agent

designated  in Section 5.1(b) above  may  be  elected  by  the  Board  of

Directors at any meeting.

     .    QUALIFICATIONS.   No  officer or agent need be a stockholder of

the  Corporation or a resident of  Delaware.   No  officer  or  agent  is

required  to be a Director, except the Chairman of the Board.  Any two or more offices may be held by the same person.

     .    TERM  OF  OFFICE.   Unless  otherwise specified by the Board of

Directors  at  the time of election or appointment,  or  by  the  express provisions of an  employment  contract approved by the Board, the term of office of each officer and each  agent  shall  expire  on the date of the first meeting of the Board of Directors next following the annual meeting of stockholders each year.  Each such officer or agent, unless elected or appointed to an additional term, shall serve until the expiration  of the term of his office or, if earlier, his death, resignation or removal.

     .    AUTHORITY.   Officers and agents shall have such authority  and

perform such duties in the  management of the Corporation as are provided in these Bylaws or as may be  determined  by  resolution  of the Board of

Directors not inconsistent with these Bylaws.

     .    REMOVAL.   Any  officer  or agent elected or appointed  by  the

Board of Directors may be removed with  or  without cause by the Board of

Directors whenever in its judgment the best interests  of the Corporation will be served thereby.  Such removal shall be without prejudice  to  the

contract  rights,  if  any,  of  the  person  so  removed.   Election  or

appointment  of  an  officer or agent shall not of itself create contract rights.

     .    VACANCIES.    Any  vacancy  occurring  in  any  office  of  the

Corporation (by death, resignation, removal or otherwise) shall be filled by the Board of Directors.

     .    COMPENSATION.   The  compensation of all officers and agents of

the  Corporation  shall be fixed from  time  to  time  by  the  Board  of

Directors.

     .    CHAIRMAN  OF  THE  BOARD.   The  Chairman of the Board shall be

chosen from among the Directors.  The Chairman  of  the  Board shall have the  power  to  call  special  meetings  of the stockholders and  of  the

Directors  for  any purpose or purposes, and  he  shall  preside  at  all meetings of the Board  of  Directors, unless he shall be absent or unless he  shall,  at his election, designate  the  Vice  Chairman,  if  one  is elected, to preside in his stead.  The Chairman of the Board shall advise and counsel the  Chief  Executive  Officer  and  other  officers  of  the

Corporation  and  shall  exercise  such powers and perform such duties as shall be assigned to or required by him from time to time by the Board of

Directors.

     .    VICE CHAIRMAN.  The Vice Chairman,  if  one  is  elected, shall have the power to call special meetings of the stockholders  and  of  the

Directors  for  any  purpose  or  purposes,  and,  in  the absence of the

Chairman of the Board, the Vice Chairman shall preside at all meetings of the  Board  of  Directors  unless he shall be absent.  The Vice  Chairman shall advise and counsel the  other officers of the Corporation and shall exercise such powers and perform  such  duties as shall be assigned to or required of him from time to time by the Board of Directors.

     .    CHIEF EXECUTIVE OFFICER.  Subject  to  the  supervision  of the

Board  of  Directors,  the  Chief  Executive  Officer  shall have general supervision,  management,  direction  and  control  of  the business  and affairs of the Corporation and shall see that all orders  and resolutions of  the Board of Directors are carried into effect.  The Chief  Executive

Officer  shall  execute  bonds, mortgages and other contracts requiring a seal,  under  the  seal of the  Corporation,  except  where  required  or permitted by law to  be otherwise executed and except where the execution thereof shall be expressly  delegated  by  the Board of Directors to some

other officer or agent of the Corporation.   The  Chief Executive Officer

shall preside at all meetings of the stockholders and,  in the absence of the Chairman of the Board and the Vice Chairman, at all meetings  of  the

Board  of  Directors.   The Chief Executive Officer shall be ex officio a

member of the Executive Committee,  if  any,  of  the Board of Directors.

The Chief Executive Officer shall have the general  powers  and duties of management usually vested in the office of chief executive officer  of  a corporation  and  shall  perform such other duties and possess such other authority and powers as the  Board  of  Directors  may  from time to time prescribe.

     .    EXECUTIVE PRESIDENT.  In the absence or disability of the Chief

Executive  Officer,  the  Executive President shall perform  all  of  the duties of the Chief Executive  Officer  and when so acting shall have all the  powers  and  be  subject  to  all the restrictions  upon  the  Chief

Executive Officer, including the power  to  sign  all  instruments and to take  all  actions  which  the  Chief Executive Officer is authorized  to perform by the Board of Directors or the Bylaws.  The Executive President

shall have the general powers and  duties usually vested in the office of president  of  a corporation and shall  perform  such  other  duties  and possess such other  authority  and  powers  as the Board of Directors may from time to time prescribe or as the Chief Executive  Officer  may  from

time  to  time  delegate.   In  the event no individual is elected to the

office of Chief Operating Officer, the Executive President shall have the powers and perform the duties of the Chief Operating Officer.

     .    CHIEF OPERATING OFFICER.   Subject  to  the  supervision of the

Executive  President,  the  Chief Operating Officer, if one  is  elected,

shall have general supervision  of  the  day  to  day  operations  of the

Corporation.  The Chief Operating Officer shall be ex officio a member of the  Executive  Committee,  if any, of the Board of Directors.  The Chief

Operating Officer shall have  the general powers and duties of management usually vested in the office of  chief operating officer of a corporation and shall perform such other duties  and possess such other authority and powers as the Board of Directors may from time to time prescribe.

     .    PRESIDENT.   In  the absence or  disability  of  the  Executive

President, the President shall perform all of the duties of the Executive

President and when so acting  shall have all the powers and be subject to all the restrictions upon the Executive President, including the power to sign  all  instruments  and  to take  all  actions  which  the  Executive

President is authorized to perform  by  the  Board  of  Directors  or the

Bylaws.  The President shall have the general powers and duties vested in the  office  of President as the Board of Directors may from time to time prescribe or as  the  Chief  Executive  Officer  may  from  time  to time delegate.

     .    VICE PRESIDENTS.  The Vice President, or if there shall be more than  one,  the  Vice Presidents in the order determined by the requisite vote of the Board  of  Directors,  shall,  in  the  prolonged  absence or disability  of the President, perform the duties and exercise the  powers of the President  and shall perform such other duties and have such other powers as the Board  of  Directors  may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.  The Board of

Directors may designate one or more Vice  Presidents  as  Executive  Vice

Presidents or Senior Vice Presidents.

     .    SECRETARY.   The  Secretary  shall  attend  all meetings of the

Board  of  Directors  and  all  meetings  of  the  stockholders   of  the

Corporation and record all proceedings of the meetings of the Corporation and of the Board of Directors in a book to be maintained for that purpose and  shall perform like duties for the standing committees when required.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders  and  special  meetings  of  the Board of Directors, and shall  perform such other duties as may be prescribed  by  the  Board  of

Directors,  Chairman  of  the  Board,  Chief Executive Officer, Executive

President  or  President.   The  Secretary  shall  have  custody  of  the

corporate  seal of the Corporation, and he, or  an  Assistant  Secretary,

shall have authority to affix the same to any instrument requiring it and when so affixed,  it may be attested by his signature or by the signature

of such Assistant Secretary.   The  Board  of  Directors may give general

authority to any other officer to affix the seal  of  the Corporation and to attest the affixing by his signature.

     .    ASSISTANT SECRETARIES.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined  by  the

Board  of Directors, shall in the absence or disability of the Secretary,

perform  the  duties  and  exercise the powers of the Secretary and shall perform such other duties and  have  such  other  powers  as the Board of

Directors  may  from  time  to  time  prescribe or as the Chief Executive

Officer may from time to time delegate.

     .    TREASURER.  The Treasurer shall  be the chief financial officer of the Corporation and shall have the custody  of the corporate funds and securities  and  shall keep full and accurate accounts  of  receipts  and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable  effects  in  the name and to the credit of the

Corporation in such depositories as may be  designated  by  the  Board of

Directors.  The Treasurer shall disburse the funds of the Corporation  as may be ordered by the Board of Directors, taking proper vouchers for such disbursements,  and  shall  render  to  the  Chief Executive Officer (and

Chairman of the Board, if one is elected) and  the Board of Directors, at its  regular  meetings, or when the Board of Directors  so  requires,  an account of all  his  transactions  as  Treasurer  and  of  the  financial condition of the Corporation.  If required by the Board of Directors, the

Treasurer  shall  give  the Corporation a bond in such sum and with  such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance  of  the  duties  of  his  office  and  for  the restoration  to  the  Corporation,  in  case  of  his death, resignation,

retirement or removal from office, of all books, papers, vouchers, money,

and  other  property  of  whatever kind in his possession  or  under  his control owned by the Corporation.  The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe  or  as  the  Chief Executive Officer may from time to time delegate.

     .    ASSISTANT TREASURERS.  The Assistant  Treasurer,  or,  if there shall  be more than one, the Assistant Treasurers in the order determined by the Board  of  Directors,  shall,  in the absence or disability of the

Treasurer, perform the duties and exercise  the  powers  of the Treasurer and  shall  perform such other duties and have such other powers  as  the

Board of Directors  may  from  time  to  time  prescribe  or as the Chief

Executive Officer may from time to time delegate.

                             ARTICLE

                          INDEMNIFICATION

     .    MANDATORY INDEMNIFICATION.  Each person who was or  is  made  a party  or  is  threatened  to be made a party, or who was or is a witness without being named a party,  to  any  threatened,  pending  or completed

action,   claim,   suit   or   proceeding,   whether   civil,   criminal,

administrative  or  investigative, any appeal in such an action, suit  or proceeding, and any inquiry  or  investigation that could lead to such an action, suit or proceeding (a "Proceeding"),  by  reason of the fact that such individual is or was a Director or officer of  the  Corporation,  or while  a  Director or officer of the Corporation is or was serving at the request of  the  Corporation  as  a director, officer, partner, venturer,

proprietor, trustee, employee, agent  or  similar  functionary of another

corporation,   partnership,  trust,  employee  benefit  plan   or   other

enterprise, shall  be  indemnified  and  held harmless by the Corporation from  and  against  any judgments, penalties  (including  excise  taxes),

fines, amounts paid in  settlement  and  reasonable  expenses  (including court  costs  and  attorneys'  fees) actually incurred by such person  in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (i)  in the case of conduct in his official capacity  on  behalf of the Corporation  that  his  conduct  was  in  the

Corporation's best  interests,  (ii) in all other cases, that his conduct was not opposed to the best interests  of the Corporation, and (iii) with respect to any Proceeding which is a criminal  action,  that  he  had  no reasonable  cause to believe his conduct was unlawful; provided, however,

that in the event  a  determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by  such  person,  the  indemnification is limited to reasonable expenses actually incurred by such  person  in connection with the  Proceeding  and  shall  not be made in respect of any Proceeding  in which such person shall have been found liable for willful or intentional

misconduct in the performance  of  his  duty  to  the  Corporation.   The

termination of any Proceeding by judgment, order, settlement, conviction,

or  upon  a  plea  of   nolo  contendere or its equivalent, shall not, of

itself be determinative of whether  the  person did not act in good faith and in a manner which he reasonably believed  to  be in or not opposed to the  best  interests  of  the  Corporation,  and,  with  respect  to  any

Proceeding  which is a criminal action, had reasonable cause  to  believe

that his conduct  was  unlawful.   A  person shall be deemed to have been

found liable in respect of any claim, issue  or  matter  only  after  the person  shall  have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     .    DETERMINATION  OF  INDEMNIFICATION.   Any indemnification under

the  foregoing  Section  6.1  (unless  ordered  by a court  of  competent jurisdiction) shall be made by the Corporation only  upon a determination that  indemnification  of  such person is proper in the circumstances  by virtue of the fact that it shall  have  been  determined that such person has met the applicable standard of conduct.  Such  determination shall be made (1) by a majority vote of a quorum consisting of  Directors  who  at the  time  of  the  vote  are  not named defendants or respondents in the

Proceeding; (2) if such quorum cannot  be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all Directors, consisting  of  two or more Directors who at the  time  of the vote are not named defendants  or  respondents  in  the

Proceeding;  (3) by special legal counsel (in a written opinion) selected by the Board of  Directors  or  a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such quorum cannot be established, by a majority vote  of  all Directors (in which Directors

who  are  named  defendants  or  respondents  in   the   Proceeding   may

participate);  or  (4)  by  the stockholders of the Corporation in a vote that excludes the shares held  by  Directors  who are named defendants or respondents in the Proceeding.

     .    ADVANCE  OF  EXPENSES.   Reasonable expenses,  including  court

costs and attorneys' fees, incurred  by  a person who was or is a witness or who was or is named as a defendant or respondent  in  a Proceeding, by reason of the fact that such individual is or was a Director  or  officer of the Corporation, or while a Director or officer of the Corporation  is or  was serving at the request of the Corporation as a director, officer,

partner,  venturer,  proprietor,  trustee,  employee,  agent  or  similar functionary  of another corporation, partnership, trust, employee benefit plan or other  enterprise, shall be paid by the Corporation at reasonable intervals in advance  of  the  final  disposition of such Proceeding, and without the determination set forth in  Section  6.2, upon receipt by the

Corporation of a written affirmation by such person  of  his  good  faith

belief   that   he   has  met  the  standard  of  conduct  necessary  for

indemnification under  this Article 6, and a written undertaking by or on behalf of such person to  repay  the  amount  paid  or  reimbursed by the

Corporation if it is ultimately determined that he is not  entitled to be

indemnified  by  the Corporation as authorized in this Article  6.   Such

written undertaking  shall  be an unlimited obligation of such person and it  may  be  accepted without reference  to  financial  ability  to  make repayment.

     .    PERMISSIVE  INDEMNIFICATION.   The  Board  of  Directors of the

Corporation  may  authorize  the  Corporation  to indemnify employees  or agents of the Corporation, and to advance the reasonable expenses of such persons, to the same extent, following the same  determinations  and upon the  same  conditions  as  are  required  for  the indemnification of and advancement of expenses to Directors and officers of the Corporation.

     .    NATURE OF INDEMNIFICATION.  The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may  be  entitled under the

Certificate  of  Incorporation,  these  Bylaws,  any agreement,  vote  of stockholders or disinterested Directors or otherwise,  both as to actions taken  in  an  official  capacity  and as to actions taken in  any  other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee  or  agent  of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

     .    INSURANCE.  The Corporation shall have the power  and authority to  purchase and maintain insurance or another arrangement on  behalf  of any person  who  is  or was a Director, officer, employee or agent of the

Corporation, or who is  or  was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee,

agent, or similar functionary of another foreign or domestic corporation,

partnership, joint venture, sole  proprietorship, trust, employee benefit plan or other enterprise, against any  liability,  claim, damage, loss or risk asserted against such person and incurred by such person in any such

capacity  or  arising  out  of  the  status  of  such  person   as  such,

irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.  If the insurance or other arrangement is with a person or entity that  is  not  regularly  engaged  in the business of providing insurance coverage, the insurance or arrangement  may  provide  for  payment  of  a liability  with respect to which the Corporation would not have the power to indemnify  the  person  only  if including coverage for the additional liability  has  been approved by the  stockholders  of  the  Corporation.

Without limiting  the power of the Corporation to procure or maintain any kind of insurance or  other  arrangement,  the  Corporation  may, for the benefit  of  persons indemnified by the Corporation, (1) create  a  trust fund; (2) establish  any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty, or surety

arrangement.   The  insurance  or  other  arrangement  may  be  procured,

maintained, or established  within the Corporation or with any insurer or other person deemed appropriate  by  the Board of Directors regardless of whether all or part of the stock or other  securities  of  the insurer or

other  person  are  owned  in whole or part by the Corporation.   In  the

absence of fraud, the judgment  of the Board of Directors as to the terms and conditions of the insurance or  other arrangement and the identity of the insurer or other person participating  in  the  arrangement  shall be conclusive  and  the  insurance or arrangement shall not be voidable  and shall not subject the Directors approving the insurance or arrangement to

liability,  on  any  ground,   regardless   of   whether   the  Directors

participating  in  the  approval  is  a  beneficiary of the insurance  or arrangement.

     .    NOTICE.   Any  indemnification or  advance  of  expenses  to  a

present or former Director  or  officer  of the Corporation in accordance with this Article 6 shall be reported in writing  to  the stockholders of the Corporation with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission  of a consent to  action  without  a  meeting and, in any case, within the next  twelve month period immediately following the indemnification or advance.

                             ARTICLE

            STOCK CERTIFICATES AND TRANSFER REGULATIONS

     .    DESCRIPTION OF  CERTIFICATES.   The shares of the capital stock

of  the  Corporation shall be represented by  certificates  in  the  form approved by  the  Board  of  Directors  and  signed  in  the  name of the

Corporation  by  the  Chairman  of  the  Board,  Chief Executive Officer,

Executive  President,  Chief  Operating  Officer,  President  or  a  Vice

President and the Secretary or an Assistant Secretary of the Corporation,

and sealed with the seal of the Corporation or a facsimile thereof.  Each certificate shall state on the face thereof the name  of  the holder, the number and class of shares, the par value of shares covered  thereby or a statement that such shares are without par value, and such other  matters

as  are  required  by  law.   At  such  time  as  the  Corporation may be

authorized  to  issue  shares  of more than one class, every  certificate shall set forth upon the face or  back of such certificate a statement of the designations, preferences, limitations  and  relative  rights  of the shares of each class authorized to be issued, as required by the laws  of the  State  of Delaware, or may state that the Corporation will furnish a copy of such  statement  without charge to the holder of such certificate upon receipt of a written request therefor from such holder.

     .    ENTITLEMENT TO CERTIFICATES.  Every holder of the capital stock in the Corporation shall be  entitled to have a certificate signed in the name of the Corporation by the  Chairman  of  the  Board, Chief Executive

Officer,  Executive President, Chief Operating Officer,  President  or  a

Vice President  and  the  Secretary  or  an  Assistant  Secretary  of the

Corporation,  certifying  the  class  of  capital stock and the number of shares represented thereby as owned or held  by  such  stockholder in the

Corporation.

     .    SIGNATURES.  The signatures of the Chairman of the Board, Chief

Executive   Officer,   Executive  President,  Chief  Operating   Officer,

President,  Vice President,  Secretary  or  Assistant  Secretary  upon  a certificate may  be facsimiles.  In case any officer or officers who have signed, or whose facsimile  signature or signatures have been placed upon any  such certificate or certificates,  shall  cease  to  serve  as  such officer  or  officers  of  the  Corporation,  whether  because  of death,

resignation,   removal   or   otherwise,   before   such  certificate  or

certificates   are   issued  and  delivered  by  the  Corporation,   such

certificate  or  certificates   may   nevertheless   be  adopted  by  the

Corporation and be issued and delivered with the same  effect  as  though the  person  or  persons  who  signed such certificate or certificates or whose facsimile signature or signatures  have  been  used thereon had not ceased to serve as such officer or officers of the Corporation.

     .    ISSUANCE  OF CERTIFICATES.  Certificates evidencing  shares  of its capital stock (both  treasury  and  authorized  but  unissued) may be issued  for  such  consideration  (not  less  than par value, except  for treasury shares which may be issued for such consideration)  and  to such persons  as  the  Board  of  Directors  may  determine from time to time.

Shares shall not be issued until the full amount  of  the  consideration,

fixed as provided by law, has been paid.

     .    PAYMENT FOR SHARES.  Consideration for the issuance  of  shares shall be paid, valued and allocated as follows:

          () CONSIDERATION. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment of consideration for shares.

          ()   VALUATION.   In  the  absence of fraud in the transaction,
     the determination of the Board of Directors as to the value of consideration received shall be conclusive.

          ()   EFFECT.  When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

          () ALLOCATION OF CONSIDERATION. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.


     .    SUBSCRIPTIONS.  Unless  otherwise  provided in the subscription

agreement,  subscriptions  of  shares,  whether  made   before  or  after

organization  of  the  Corporation,  shall  be  paid  in  full  in   such

installments  and  at  such  times as shall be determined by the Board of

Directors.   Any call made by the  Board  of  Directors  for  payment  on subscriptions  shall  be  uniform  as to all shares of the same class and series.  In case of default in the payment  of  any  installment  or call when  payment  is  due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

     .    RECORD DATE.   For  the  purpose  of  determining  stockholders

entitled to notice of or to vote at any meeting of stockholders,  or  any adjournment  thereof,  or  entitled  to  receive  a  distribution  by the

Corporation (other than a distribution involving a purchase or redemption by  the Corporation of any of its own shares) or a share dividend, or  in order  to  make  a  determination  of  stockholders  for any other proper purpose,  the  Board  of  Directors may fix a record date  for  any  such determination of stockholders,  which  record  date shall not precede the date upon which the resolution fixing the record  date  is adopted by the

Board  of Directors, and which record date shall not be more  than  sixty

(60) days,  and  in  the case of a meeting of stockholders, not less than ten (10) days prior to  the date on which the particular action requiring such determination of stockholders  is to be taken.  If no record date is fixed for the determination of stockholders  entitled  to notice of or to vote at a meeting of stockholders, or stockholders entitled  to receive a

distribution   (other   than  a  distribution  involving  a  purchase  or

redemption by the Corporation  of  any  of  its  own  shares)  or a share dividend,  the  date  before  the date on which notice of the meeting  is mailed or the date on which the  resolution  of  the  Board  of Directors declaring such distribution or share dividend is adopted, as the case may be,  shall  be  the  record  date for such determination of stockholders.

When a determination of stockholders  entitled  to vote at any meeting of

stockholders   has   been   made  as  provided  in  this  Section,   such

determination shall be applied to any adjournment thereof.

     .    REGISTERED OWNERS.   Prior  to due presentment for registration

of transfer of a certificate evidencing  shares  of  the capital stock of the  Corporation  in  the  manner set forth in Section 7.10  hereof,  the

Corporation shall be entitled  to  recognize the person registered as the owner of such shares on its books (or  the  books  of  its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote,  to  receive notices and dividends with respect to,  and  otherwise exercise  all  rights  and  powers  relative  to  such  shares;  and  the

Corporation  shall  not  be bound or otherwise obligated to recognize any claim, direct or indirect,  legal  or  equitable,  to  such shares by any other  person,  whether  or  not it shall have actual, express  or  other notice thereof, except as otherwise provided by the laws of Delaware.

     .    LOST, STOLEN OR DESTROYED  CERTIFICATES.  The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

          ()   PROOF  OF  LOSS.   Submits   proof   in   affidavit   form
     satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;

          () TIMELY REQUEST. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          () BOND. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

          ()   OTHER  REQUIREMENTS.    Satisfies   any  other  reasonable
     requirements imposed by the Corporation.


     In  the event a certificate has been lost, apparently  destroyed  or wrongfully  taken, and the registered owner of record fails to notify the

Corporation within  a  reasonable  time after he has notice of such loss,

destruction, or wrongful taking, and the Corporation registers a transfer

(in the manner hereinbelow set forth)  of  the  shares represented by the certificate  before  receiving such notification, such  prior  registered owner of record shall  be  precluded  from  making  any claim against the

Corporation for the transfer required hereunder or for a new certificate.

     .    REGISTRATION OF TRANSFERS.  Subject to the  provisions  hereof,

the  Corporation  shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

          () ENDORSEMENT. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

          () GUARANTY AND EFFECTIVENESS OF SIGNATURE. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

          ()   ADVERSE  CLAIMS.   The Corporation has  no  notice  of  an
     adverse claim or has otherwise discharged any duty to inquire into such a claim;

          ()   COLLECTION OF TAXES.  Any applicable  law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

          () ADDITIONAL REQUIREMENTS SATISFIED. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.


     .    RESTRICTIONS ON TRANSFER AND LEGENDS ON CERTIFICATES.

          () SHARES IN CLASSES OR SERIES. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

          () RESTRICTION ON TRANSFER. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

          () UNREGISTERED SECURITIES. Any security of the Corporation, including, among others, any certificate evidencing shares of the capital stock of the Corporation or warrants to purchase shares of capital stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                             ARTICLE

                        GENERAL PROVISIONS

     .    DIVIDENDS.    Subject  to  the  provisions   of   the   General

Corporation  Law  of  Delaware,   as  amended,  and  the  Certificate  of

Incorporation, dividends of the Corporation  shall  be  declared and paid pursuant to the following regulations:

          () DECLARATION AND PAYMENT. Dividends on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

          () RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopt the resolution declaring such dividend shall be the record date.

     .    RESERVES.  There may be created by resolution of the  Board  of

Directors  out of the surplus of the Corporation such reserve or reserves as the Board  of  Directors  from  time to time, in its discretion, think proper  to  provide for contingencies,  or  to  repair  or  maintain  any property of the  Corporation,  or for such other purposes as the Board of

Directors shall think beneficial  to  the  Corporation,  and the Board of

Directors may modify or abolish any such reserve in the manner  in  which it was created.

     .    BOOKS AND RECORDS.  The Corporation shall maintain correct  and complete  books  and  records  of  account and shall prepare and maintain minutes of the proceedings of its stockholders,  its  Board  of Directors and each committee of its Board of Directors.  The Corporation shall keep at its registered office or principal place of business, or at the office of  its  transfer  agent  or registrar, a record of original issuance  of shares issued by the Corporation  and  a record of each transfer of those shares that have been presented to the Corporation  for  registration  or transfer.  Such records shall contain the names and addresses of all past and present stockholders and the number and class of the shares issued by the Corporation held by each.

     .    ANNUAL  STATEMENT.   The Board of Directors shall present at or

before each annual meeting of stockholders  a full and clear statement of the  business  and  financial condition of the Corporation,  including  a reasonably detailed balance  sheet  and  income  statement  under current date.

     .    CONTRACTS  AND  NEGOTIABLE  INSTRUMENTS.   Except  as otherwise

provided  by  law  or  these  Bylaws,  any  contract  or other instrument relative to the business of the Corporation may be executed and delivered in the name of the Corporation and on its behalf by the  Chairman  of the

Board,  Chief  Executive  Officer,  Executive  President, Chief Operating

Officer  or  President of the Corporation.  The Board  of  Directors  may

authorize any other officer or agent of the Corporation to enter into any contract or execute and deliver any contract in the name and on behalf of the Corporation,  and  such  authority  may  be  general  or  confined to specific instances as the Board of Directors may determine by resolution.

All  bills,  notes, checks or other instruments for the payment of  money shall be signed  or  countersigned  by  such  officer, officers, agent or agents  and in such manner as are permitted by these  Bylaws  and/or  as,

from time  to  time,  may  be  prescribed  by  resolution of the Board of

Directors.  Unless authorized to do so by these Bylaws or by the Board of

Directors,  no  officer,  agent  or  employee  shall have  any  power  or authority to bind the Corporation by any contract  or  engagement,  or to pledge its credit, or to render it liable pecuniarily for any purpose  or to any amount.

     .    FISCAL  YEAR.   The fiscal year of the Corporation shall end on

the Saturday closest to September 30.

     .    CORPORATE SEAL.   The Corporation seal shall be in such form as

may be determined by the Board  of  Directors.   The  seal may be used by

causing it or a facsimile thereof to be impressed or affixed  or  in  any manner reproduced.

     .    RESIGNATIONS.   Any  Director,  officer or agent may resign his

office  or  position with the Corporation by  delivering  written  notice thereof to the  Chairman of the Board, Chief Executive Officer, Executive

President,  Chief   Operating  Officer,  President  or  Secretary.   Such

resignation  shall  be  effective  at  the  time  specified  therein,  or immediately upon delivery  if  no  time  is  specified.  Unless otherwise specified  therein,  an acceptance of such resignation  shall  not  be  a necessary prerequisite of its effectiveness.

     .    AMENDMENT OF  BYLAWS.  These Bylaws may be altered, amended, or repealed and new Bylaws adopted  at any meeting of the Board of Directors or stockholders at which a quorum  is present, by the affirmative vote of a majority of the Directors or stockholders,  as the case may be, present at such meeting, provided notice of the proposed  alteration,  amendment,

or repeal be contained in the notice of such meeting.

     .    CONSTRUCTION.   Whenever  the  context so requires herein,  the

masculine shall include the feminine and neuter,  and  the singular shall include the plural, and conversely.  If any portion or provision of these

Bylaws  shall  be  held  invalid  or  inoperative,  then,  so far  as  is

reasonable  and  possible:   (1) the remainder of these Bylaws  shall  be

considered valid and operative,  and  (2)  effect  shall  be given to the

intent   manifested   by  the  portion  or  provision  held  invalid   or

inoperative.

     .    TELEPHONE MEETINGS.   Stockholders, Directors or members of any

committee  may  hold  any  meeting of  such  stockholders,  Directors  or committee  by means of conference  telephone  or  similar  communications equipment which  permits all persons participating in the meeting to hear each other and actions  taken  at such meetings shall have the same force and effect as if taken at a meeting  at  which  persons  were present and

voting  in  person.   The  Secretary of the Corporation shall  prepare  a

memorandum of the action taken at any such telephonic meeting.

     .    TABLE  OF  CONTENTS;  CAPTIONS.   The  table  of  contents  and

captions used in these  Bylaws  have  been  inserted  for  administrative convenience  only  and  do  not  constitute  matter  to  be construed  in interpretation.

     IN DUE CERTIFICATION WHEREOF, the undersigned, being  the  Secretary of PILGRIM'S PRIDE CORPORATION, confirms the adoption and approval of the foregoing Bylaws, effective as of the _______ day of December, 1996.


                              ___________________________________
                              CLIFFORD E. BUTLER,
                              Secretary